PLEASE FILE THIS PROSPECTUS SUPPLEMENT WITH YOUR RECORDS.


                            STRONG SCHAFER VALUE FUND


               Supplement to the Prospectus dated February 1, 2000


On January 10, 2001, Strong Capital Management, Inc. ("Strong") notified Schafer Capital Management, Inc. ("Schafer") of the exercise, subject to receipt of all necessary approvals, including those of the Board of Directors and shareholders of the Fund, of Strong's option to purchase the membership interest of Schafer in Strong Schafer Capital Management, LLC ("LLC"), the Fund's investment advisor. Strong obtained this option pursuant to the limited liability company agreement dated September 7, 1997 between Strong and Schafer. When available, we will send all Fund shareholders a proxy statement explaining the proposed transaction and notifying them of the time and date of the shareholder meeting to be called to consider approval of the transaction.

It is expected that following the necessary approvals and the closing of the transaction, Mr. I. Charles Rinaldi will become the portfolio manager of the fund. Mr. Rinaldi has over 25 years of investment experience. He joined Strong as a portfolio manager in November 1997. Prior to joining Strong, Mr. Rinaldi was employed by Mutual of America Capital Management Corporation (MOA) as a Vice President from November 1989 to January 1994 and as a Senior Vice President from January 1994 to November 1997. While at MOA, Mr. Rinaldi managed the equity portion of a balanced fund and managed the value and growth portfolios of an aggressive equity fund. Prior to joining MOA, he was employed by Glickenhaus & Co. Mr. Rinaldi received his bachelors degree in Biology from St. Michael's College in 1965 and his Masters of Business Administration in Finance from Babson College in 1970.




           The date of this Prospectus Supplement is January 18, 2001.